UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 4

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-49971                 71-087-6958
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                 26 Executive Park, Suite 250, Irvine, FL 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                   4117 West 16th Square, Vero Beach, FL 32967
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      This Form 8-K/A Amendment No. 4 further amends the Current Report on Form 8-KA Amendment No. 3 as filed on December 1, 2005 and Current Report on Form 8-K of Ocean West Holding Corporation (the "Company") for June 10, 2005 regarding the Company's acquisition of all of the issued and outstanding capital stock of InfoByPhone, Inc. ("IBP"). The sole purpose of this amendment is to respond to comments issued by the Staff of the Securities and Exchange Commission concerning the operations of the Company prior to the merger of the Company with IBP. Changes have been made primarily to Notes 2 and 5 of Notes to Consolidated Financial Statements as of December 31, 2004 and March 31, 2005 and Note 1 of Notes to Unaudited Pro Forma Consolidated Financial Statements.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      A.    Financial Statements of Business Acquired

            (i) The audited consolidated balance sheets of InfoByPhone, Inc., as of December 31, 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from January 7, 2004 (inception) to December 31, 2004, are attached hereto as Exhibit 99.1.

            (ii) The unaudited consolidated balance sheet of InfoByPhone, Inc., as of March 31, 2005 and the unaudited combined statements of operations and cash flows for the three months ended March 31, 2005 and 2004, are attached hereto as Exhibit 99.2.

      B.    Pro Forma Financial Information

            (i) Ocean West Holding Corporation and Subsidiaries unaudited pro forma consolidating balance sheets as of March 31, 2005 and the unaudited pro forma consolidating statements of operations for the fiscal year ended September 30, 2004 and the six months ended March 31, 2005, are attached hereto as Exhibit 99.3.

      C.    Exhibits

            Listed below are all exhibits to this Current Report of Form 8-K.

            Exhibit Number    Description
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            10.1 Assignment and Assumption of Liabilities Agreement dated as of May 23, 2005, by and among Ocean West Enterprises, Inc. Ocean West Holdings Corporation, and Consumer Direct of America.

            99.1              InfoByPhone, Audited Financial Statements for
                                December 31, 2004

            99.2 InfoByPhone, Inc. Unaudited Consolidated Financial Statements March 31, 2005 and 2004

            99.3 Ocean West Holding Corporation and Subsidiaries Unaudited pro forma Combined Financial Information

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCEAN WEST HOLDING CORPORATION

Date: September 25, 2006                By: /s/ Darryl Cohen
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                                            Darryl Cohen
                                            Chief Executive Officer